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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2007

                              DELANCO BANCORP, INC.
                              ---------------------
             (Exact Name of Registrant as Specified in Its Charter)

        United States                    0-52517              36-4519533
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(State or other jurisdiction of         (Commission           (IRS Employer
incorporation or organization)          File Number)        Identification No.)

                615 Burlington Avenue, Delanco, New Jersey 08075
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               (Address of principal executive offices) (Zip Code)

                                 (856) 461-0611
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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              On March 30, 2007, Delanco Bancorp, Inc. (the "Company"), and its
wholly owned subsidiary, Delanco Federal Savings Bank (the "Bank"), each executed three-year employment agreements with Robert M. Notigan, President and Chief Executive Officer of the Company and the Bank, and Douglas R. Allen, Jr., Senior Vice President and Chief Financial Officer of the Company and the Bank. The material terms of employment agreements were previously disclosed in the Company's Registration Statement on Form SB-2 (File No. 333-139339) (the "Registration Statement") and forms of the employment agreements were filed as Exhibits 10.7-10.10 to the Registration Statement.

            Also on March 30, 2007, the Bank's employee severance compensation plan became effective. The material terms of the employee severance compensation plan were previously disclosed in the Registration Statement and the form of the plan was filed as Exhibit 10.4 to the Registration Statement.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES
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         On March 30, 2007, 899,099 shares of Company common stock, $0.01 par value, were issued to Delanco MHC in exchange for $8,991. The shares held by Delanco MHC represent 55% of the Company's outstanding stock and were issued pursuant to the exemption from registration set forth under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 8.01     OTHER EVENTS
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         On March 29, 2007, the Company announced that it had received regulatory approval to complete its stock offering, which was consummated on March 30, 2007. The Company sold 735,626 shares of common stock to eligible depositors of the Bank, the Delanco Federal Savings Bank Employee Stock Ownership Plan, and members of the general public at a price of $10.00 per share. The Company has 1,634,725 shares outstanding, including shares issued to Delanco MHC.

         Shares of the Company's common stock are expected to begin trading on Monday, April 2, 2007 on the OTC Bulletin Board under the symbol "DLNO."

         The press release detailing this announcement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
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       (d)    Exhibits

              Number            Description
              ------            -----------

              99.1              Press release dated March 29, 2007


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: March 30, 2007                  By: /s/ Robert M. Notigan
                                          -------------------------------------
                                          Robert M. Notigan
                                          President and Chief Executive Officer